Legal proceedings update	6 Months Ended
Jun. 30, 2023
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Legal proceedings update	Legal proceedings update
A number of Alcon companies are, and will likely continue to be, subject to various legal proceedings and investigations that arise from time to time, including proceedings regarding product liability, sales and marketing practices, commercial disputes, employment, wrongful discharge, antitrust, securities, health and safety, environmental, tax, international trade, privacy, intellectual property, including under the Hatch-Waxman Act, and anti-bribery matters such as those under the Foreign Corrupt Practices Act of 1977 ("FCPA"), as amended.
As a result, Alcon may become subject to substantial liabilities that may not be covered by insurance and could affect Alcon's business, financial position and reputation. While Alcon does not believe that any of these legal proceedings will have a material adverse effect on its financial position, litigation is inherently unpredictable and large judgments sometimes occur. As a consequence, Alcon may in the future incur judgments or enter into settlements of claims that could have a material adverse effect on its results of operations or cash flow. Note 18 to the Consolidated Financial Statements in the Form 20-F contains a summary of significant legal proceedings to which Alcon or any of its subsidiaries was a party as of the date of the Form 20-F. The following is a summary as of August 15, 2023 of significant developments in those proceedings since the date of the Form 20-F.
JJSVI patent dispute
On June 23, 2020, Johnson & Johnson Surgical Vision, Inc. ("JJSVI"), acting through its subsidiaries, filed a patent infringement action in the US District Court in Delaware alleging that the manufacture, use, sale, offer for sale, and/or importation of Alcon’s LenSx Laser System willfully infringes, directly and/or indirectly, one or more claims of 12 US patents. JJSVI subsequently amended its complaint to include copyright infringement claims relating to, among other things, source code used in the LenSx Laser System as well as additional claims of patent infringement. Also beginning on June 23, 2020, JJSVI filed claims in Mannheim, Germany, alleging that Alcon directly infringes certain European patents through its manufacture and sale of LenSx. In these cases, JJSVI sought monetary and injunctive relief. Alcon defended all of these cases vigorously and asserted various patent infringement and invalidity claims against JJSVI in Europe and the US. Prior to the trial on the copyright claims in the Delaware action set for February 2023, the parties entered into a confidential settlement agreement to resolve all of the pending legal proceedings described above. As part of that resolution, the parties exchanged cross-licenses of certain intellectual property and other mutually agreed covenants and releases, and Alcon made a one-time payment to JJSVI of $199 million on April 3, 2023, which was accrued as of December 31, 2022 and March 31, 2023, for those rights and to resolve the parties’ various worldwide intellectual property disputes concerning femtosecond laser-assisted cataract surgery devices.
No significant new proceedings have commenced since the date of the Form 20-F.
Alcon believes that its total provisions for legal matters are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities, additional liabilities and costs may be incurred beyond the amounts provided.